SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K/A

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                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

  Date of report (Date of earliest event reported): September 5, 2001

                                   VALESC INC.
                                  ------------
             (Exact name of registrant as specified in its charter)


     DELAWARE                            0-31459                 23-3048857
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    (State or Other             (Commission File Number)    (IRS Identification
Jurisdiction of Incorporation)                                     Number)


                 2300 COIT ROAD, SUITE 300B, PLANO, TEXAS 75075
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               (Address of Principal Executive Offices) (zip code)

   Registrant's telephone number, including area code: (972)495-3900


ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On September 5, 2001, Valesc Inc. (the "Registrant") decided to terminate its relationship with its independent accountants, Stan J.H.

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Lee, CPA ("Stan Lee"), and had engaged Grant Thornton LLP ("Grant Thornton") as the Registrant's independent accountants to audit and report on the Registrant's financial statements for the period from June 2, 2000 to December 31, 2000. The Board of Directors of the Registrant approved this decision.

Stan Lee's reports since the formation of the Registrant on June 2, 2000 do not contain any adverse opinion or a disclaimer of opinion, nor are they qualified or modified as to uncertainty, audit scope or accounting principles.

Stan Lee was the beneficial owner of 14,700 shares of the Registrant's common stock issued on April 20, 2001 (the "Lee Shares") upon exercise of an option granted by Valesc Inc., a New Jersey corporation ("Valesc NJ") that was acquired by the Registrant (the "Acquisition"), pursuant to a consulting agreement with Valesc NJ dated March 2, 2001, for services rendered in connection with the Acquisition. The Lee Shares should have been cancelled following the Acquisition because Stan Lee continued as the Registrant's independent auditor. On August 23, 2001, the Lee Shares were cancelled pursuant to a Stock Cancellation Agreement between the Registrant and Stan Lee.

For the Registrant's first fiscal period ending December 31, 2000 and the interim period through September 5, 2001, Registrant did not have any disagreements with Stan Lee on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Stan Lee, would have caused Stan Lee to make a reference to the subject matter of the disagreement(s) in connection with its report.

For the Registrant's first fiscal period ending December 31, 2000 and the interim period through September 5, 2001, there were no reportable events with Stan Lee as described in Item 304(a)(1)(iv)(B) of Regulation S-B.

At no time during the Registrant's first fiscal period ending December 31, 2000 and the interim period through September 5, 2001, and prior to engaging Grant Thornton, did the Registrant consult Grant Thornton regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial

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statements, or (ii) any matter that was the subject of a disagreement or event as defined in paragraph 304(a)(1)(iv)(A) of Regulation S-B and the related instructions or a reportable event described in paragraph 304(a)(1)(iv)(B).

ITEM 7. EXHIBITS

     (16) Letter from Stan J.H. Lee, CPA


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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     VALESC INC.


Dated: September 13, 2001                            /s/ Samuel Cohen
                                                   ----------------------------
                                                    By:  Samuel Cohen
                                                    Title:  President





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